Exhibit 99.1

Cardinal Financial Corporation February 2007

Forward-Looking Statements Statements contained in this presentation which are not historical facts are forward-looking statements as that item is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from estimated results. For an explanation of the risks and uncertainties associated with forward-looking statements, please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 and other reports filed and furnished to the Securities and Exchange Commission. 1

Stock Profile NASDAQ-CFNL Share Price (12/29/06) $10.25 52 Week Range $9.89 - $13.68 Shares Outstanding 24.4 million Market Capitalization $250.7 million Average Daily Volume 95,145 Price / Book 1.61x Price/ Tangible Book 1.78x 2

Investment Summary • Strong management team • Premier market • Quality asset growth • Earnings momentum • Shareholder focused • Attractive valuation 3

Company Profile 4

Company Profile • Founded in 1998 • Bank holding company with mortgage and wealth management subsidiaries • Headquartered in Tysons Corner, Virginia • Assets of $1.6 billion – One of the largest bank holding companies in Virginia • Total of 31 banking and mortgage offices 5

Cardinal Financial Corporation $20.8 million $3.5 million Legal Lending Limit* $155.9 million $20.6 million Total Capital* $27.3 million 2 7 $246 million $200 million $279.5 million ($23.2 million) 1997 - 2001 $250.7 million Market Capitalization* 5 Business Lines 23 Banking Offices $1.218 billion Total Deposits* $845 million Total Loans (excluding GMM)* $1.638 billion Total Assets* $25.4 million Net Income 2002 -2006 *Period ending totals as of 12/31/01 and 12/31/06, respectively. 6

Management Team Strong, experienced leadership team with proven track record – Senior managers average 25 years in financial services 7

Cardinal Chairman & CEO Bernard Clineburg More than three decades experience in local banking market Management Team – Joined Cardinal in October 2001 • Grown assets from $280 million to $1.6 billion Addition of mortgage and wealth management positions Cardinal as full-service financial services company 8

A Premier Banking Market Washington D.C. Area 9

Greater Washington D.C. Area Median household income of $72,799, nation’s wealthiest region Fourth largest regional economy in U.S 20% growth in Gross Regional Product over 5 years Nation’s strongest job market over the past 5 years Ranked #1 among America’s 10 largest cities Home of the U.S. Government Largest number of Inc. 500 companies for 9 consecutive years 54 local companies with market cap of $1 billion+ 10

 D.C. Area (MSA) $144 billion in total deposits 11% growth 2005-2006 Cardinal based in Tysons Corner, VA Region’s largest office market Banking & mortgage offices in 4 of top 10 wealthiest U.S. counties 1. Loudoun $98,483 2. Fairfax $94,610 6. Montgomery $82,187 7. Prince William $81,904 Source: U.S. Census survey by median household income A Growing Market 11 for Financial Services

A Decade of Consolidation Out-of-state banks now control 81% of NoVA market Local Target Acquirer Assets (000s) Branches Year Community Bank Mercantile / MD $879,919 14 2005 Riggs Bank PNC / PA $5,899,713 48 2005 Southern Financial Provident / MD $1,106,906 28 2004 Sequoia United / WV $523,800 12 2003 First Virginia BB&T / NC $11,227,587 364 2003 F&M - MD Mercantile / MD $2,094,986 49 2003 F&M - VA BB&T / NC $3,568,780 163 2001 Crestar SunTrust / GA $26,161,173 396 1998 Franklin National BB&T / NC $507,079 9 1998 George Mason United / WV $963,293 22 1998 Central Fidelity Wachovia / NC $10,569,656 244 1998 Signet Bank Wachovia / NC $11,852,901 230 1997 Total Consolidation $75,900,664 1,585 $544,871 Mercantile / MD James Monroe Bank 6 2006 12 Mercantile Bankshares acquired by PNC – Q1’07: 41 branches in NoVA with $1.8 billion in deposits.

Northern Virginia Sources: 1University of Virginia Weldon Cooper Center 2SNL Financial 1 120,703 25% 30% 5 Spotsylvania 11 1 3 4 Current Cardinal Branches 1,033,985 125,688 371,393 279,749 Total Population 20062 (Actual) 28% 30% 4 Stafford 4% 7% N/A Fairfax 26% 31% 3 Prince William 65% 59% 1 Loudoun Projected Population Increase 2006-20112 Population Increase 2000-20061 Virginia Growth Ranking County Targeted Growth 13

Current Banking Centers 14

Financial Overview 15

Cardinal Financial Corp. $706 million $1.07 billion $1.45 billion $0.44 $9.9 million 12/31/2005 13% $1.64 billion Assets 20% $845 million Loans 14% $1.22 billion Deposits (15)% $0.37* EPS (6%) $9.3 million* Net Income % Change 12/31/2006 Highlights 16 *Excludes impairment loss incurred in Q3’06 of $1.9 million after tax.

Rapid Annual Growth *Five-years through 12/31/06 17 5-Year CAGR* Loans – 33% Deposits – 38% Total Assets – 42% $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 (millions) 2002 2003 2004 2005 2006 Loans Deposits Total Assets

Rising Profitability Pre-Tax Net Income (Loss) *Excludes impairment loss incurred in Q3’06 of $2.927 million pretax. * 18

Exceptional Credit Quality Cumulative net charge-offs from 1998 to 2006 = $152,000 Loan loss reserves of 1.14% Negligible delinquencies Less than 2% of portfolio unsecured 19

Efficiency Ratio *Excludes impairment loss incurred in Q3’06 of $2.927 million pretax. 20 *

Pre-tax Income by Operating Segment *Excludes impairment loss incurred in Q3’06 of $2.927 million pretax. 21

Rising Profitability – Bank Only Pre-Tax Net Income (Loss) 22 $1,120 $3,765 $4,621 $7,877 $14,147 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 2002 2003 2004 2005 2006

 Cardinal Bank Highlights 23 Pre-tax income up 62% from 2004 to 2005. Pre-tax income up 80% from 2005 to 2006. 24 banking locations 16 opened since September 2003 First Maryland office opened January 31, 2007 Second Arlington office to open 1Q/2007

Efficiency Ratio – Bank Only 24 97% 74% 72% 70% 64% 0% 20% 40% 60% 80% 100% 2002 2003 2004 2005 2006

Target Deposit Mix Target 25 Certificates of Deposit 40% Money Market Savings 20% Demand Deposits 20% Interest Checking 20%

Target Loan Mix Current (December 31, 2006) 26 C&I 10% Residential Mortgage/ Home Equity/ Consumer 31% Gov't Contracting 2% Construction 19% Commercial RE 38%

Commercial Real Estate Portfolio December 31, 2006 27 Commercial ADC 20% Residential ADC 16% Owner Occupied 33% Non Owner Occupied 31%

December 31, 2006 Commercial Real Estate Portfolio 28 Office 39% Multifamily 3% Special Purpose 24% Warehouse/ Industrial 12% Retail 6% Residential ADC 16%

December 31, 2006 Commercial Real Estate Portfolio 29 Special Purpose School 22% Recreational 27% Funeral Home 7% Church 8% Hotel 7% Other 14% Vet Clinic 2% Miscellaneous Auto 13%

George Mason Mortgage Remains profitable in difficult climate Acquired July 2004 for $17 million cash Originates loans in eight states through seven retail offices with 157 employees (year over year decrease of 44 employees) Focus on purchase money transactions Builder Management Agreements Spot / Realtor 2006 production $2.9 billion--73% purchase money mortgages Funded with $650 million in warehouse line commitments Cardinal - $400 million Outside sources - $250 million 30

George Mason Mortgage (millions) 31 1,420 800 1,751 1,463 2,272 2,239 2,597 945 2,996 1,284 2,194 786 $0 $1,000 $2,000 $3,000 $4,000 $5,000 2001 2002 2003 2004 2005 2006 Purchase Refinance

 Trust and Investment Services Investing today for future growth • $5.6 billion in managed and custodial assets acquired in 2006 - Institutional and personal trust • Business fundamentally strong • Experienced, respected management team • 100% client retention 32

Strong client base • Mutual Funds • Corporations • Investment Advisors • Hedge Funds • ERISA Retirement Plans • Personal Trust Accounts Trust and Investment Services 33

Strategic Priorities 34

Local Market Strategy Continue de novo branch expansion Target D.C. and Maryland suburbs Deepen Northern Virginia presence Clarendon/Ballston, Gainesville, Springfield Continue to recruit commercial market movers Drive customers to branches with innovative products and aggressive marketing 35

Future Branch Expansion 36

Acquisition Strategy Banking Highly disciplined approach Focus on Virginia population centers High quality institutions Strong local market leadership Non-Banking Focus on complementary product line offerings Insurance agency Real estate brokerage 37

Stock Valuation 38

39 Virginia Bank Holding Companies 2.30% 2.14% $773 1924 Middleburg Bank 2.97% 2.04% $2,092 1902 Union Bankshares 2.68% 2.02% $2,194 1999 TowneBank 2.07% 1.82% $1,625 1900 Virginia Financial 3.06% 3.06% $1,949 1988 Virginia Commerce 1.78% 1.61% $1,638 1998 Cardinal Financial Price/ Tangible Book2 Price/ Book2 Total Assets1 Year Founded 1. Millions – as of 12/29/06 2. Based on 12/29/06 stock price

Stock Price Appreciation Investors in May 2002 stock offering have seen 193% appreciation Investors in December 2003 stock offering have gained 44% 40 Since May 2002 Offering -50% 50% 150% 250% 350% Jun-02 Sep-02 Dec-02 Mar-03 Jun-03 Sep-03 Dec-03 Mar-04 Jun-04 Sep-04 Dec-04 Mar-05 Jun-05 Sep-05 Dec-05 Mar-06 Jun-06 Sep-06 Dec-06 CFNL SNL Bank Index Since December 2003 Offering 0% 25% 50% 75% 100% Dec-03 Mar-04 Jun-04 Sep-04 Dec-04 Mar-05 Jun-05 Sep-05 Dec-05 Mar-06 Jun-06 Sep-06 Dec-06 CFNL SNL Bank Index

Stock Appreciation Continues $39.8 million raised in May 2005 Secondary Stock Offering at $8.25 per share Investors have enjoyed 24% appreciation rate 41 Since May 2005 Offering -10% 0% 10% 20% 30% 40% 50% 60% 70% Jun-05 Aug-05 Oct-05 Dec-05 Feb-06 Apr-06 Jun-06 Aug-06 Oct-06 Dec-06 CFNL SNL Bank Index

Stock Performance 42 SM

Future Branch Expansion 43

Cardinal Financial Corporation February 2007